Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Global Real Estate Securities Fund

______________________________________________________________________________________

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

John Hammond, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

Chris Robinson, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

David W. Zonavetch, CPA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Robert Thomas, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference

January 3, 2017

PROSTKR-755